UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2014

INTERNATIONAL TOWER HILL MINES LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1177 West Hastings Street, Suite 2300, Vancouver,
British Columbia, Canada	V6E 2K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-3332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2014, the Board of Directors of International Tower Hill Mines Ltd. (the “Company”) appointed Mr. Stephen A. Lang and Mr. John J. Ellis to the Board of Directors of the Company, effective February 1, 2014. Mr. Lang has also been elected as Chairman of the Board of Directors, effective February 1, 2014. It is still to be determined on which Committees of the Board of Directors Mr. Lang and Mr. Ellis will participate.

Stephen Lang is a Mining Engineer with over 30 years of experience in the mining industry. He currently serves as Chairman of Centerra Gold and a Director of Allied Nevada Gold Corp. Previously, Mr. Lang was President and CEO and a member of the board of directors of Centerra Gold. Prior to that, he held senior positions at Stillwater Mining Company, Barrick Gold Corporation, Rio Algom and Kinross Gold/Amax, where he worked with Tom Irwin, the Company’s President and CEO. Mr. Lang earned a Bachelor and Masters of Science in Mining Engineering from the University of Missouri-Rolla.

John Ellis is a Professional Engineer with over 50 years of experience in the mining industry. He currently serves as a Director of Mexivada Mining Corp and Sunshine Mining and is involved in consulting for a number of international mining companies. Mr. Ellis previously served as Chairman and CEO of AngloGold North America and Hudson Bay Mining and Smelting Company. Prior to that, he held senior positions at Inspiration Resources Corp., and CVRD-Inco. His career has included service as a Director on the Mining Association of Canada and the National Mining Association. Mr. Ellis graduated from the Haileybury School of Mines and the Montana College of Science and Technology.

Mr. Lang and Mr. Ellis will participate in the non-employee director compensation program described on page 29 of the Company’s annual proxy statement filed on April 29, 2013.

Item 8.01  Other Events.

On January 30, 2014, the Company issued a press release regarding the election of Directors of the Company effective February 1, 2014. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company, dated January 30, 2014, regarding the election of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: January 31, 2014	By:	/s/ Thomas E. Irwin
	Name:	Thomas E. Irwin
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company, dated January 30, 2014, regarding the election of Directors of the Company.